TRANSAMERICA PARTNERS FUNDS GROUP
TRANSAMERICA ASSET ALLOCATION FUNDS
and
TRANSAMERICA PARTNERS INSTITUTIONAL FUNDS GROUP
TRANSAMERICA INSTITUTIONAL ASSET ALLOCATION FUNDS
Supplement dated July 17, 2008 to the Prospectuses dated May 1, 2008
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Transamerica Partners Small Core
Transamerica Partners Institutional Small Core
Effective July 3, 2008, Transamerica Asset Management, Inc. (“TAM”) terminated its Investment Sub-Advisory Agreement with Mazama Capital Management with respect to the Transamerica Partners Small Core Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Small Core and Transamerica Partners Institutional Small Core are invested, and entered into a new Investment Sub-Advisory Agreement with Fort Washington Advisors, Inc. (“FWIA”).
FWIA, an Ohio corporation, was founded in 1990 and is the money management and primary investment arm of The Western and Southern Life Insurance Company, with more than $27.4 billion in assets as of December 31, 2007. (This does not include Todd Investment Advisors, Inc., a wholly owned subsidiary, with $3.7 billion in primary assets under management; or Fort Washington Capital Partners Group, a division of FWIA, with more than $1.4 billion in commitments under management and/or advertisement). The principal business address of FWIA is 303 Broadway, Suite 1200, Cincinnati, OH 45202.
Investment Team:
Bihag N. Patel, CFA, David K. Robinson, CFA, Daniel J. Kapusta and Richard R. Jandrain III are responsible for the day-to-day management of the Transamerica Partners Small Core Portfolio on behalf of FWIA.
Mr. Patel, Senior Portfolio Manager, is responsible for healthcare and finance (insurance and banks). Mr. Patel has been in the investment industry since 1986 and joined FWIA in 2004.
Mr. Robinson, Senior Portfolio Manager, is responsible for industrial, energy and materials. Mr. Robinson has been in the investment industry since 1986 and joined FWIA in 2004.
Mr. Kapusta, Senior Portfolio Manager, is responsible for the consumer and finance (brokers and REITS). Mr. Kapusta has been in the investment industry since 1987 and joined FWIA in 2004.
Mr. Jandrain, Managing Director and Senior Portfolio Manager, is responsible for technology. Mr. Jandrain has been in the investment industry since 1977 and joined FWIA in 2004.
INVESCO Institutional (NA), Inc., RS Investment Management Co. LLC and Wellington Management, LLP continue to serve as sub-advisers to the Transamerica Partners Small Core in addition to FWIA.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolio.
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The following amends and replaces Appendix A on pages A-1 and A-2 of Transamerica Partners Funds Group and Transamerica Asset Allocation Funds prospectus and Transamerica Partners Institutional Funds Group and Transamerica Institutional Asset Allocation Funds prospectus:
As described in the prospectus, under normal market conditions the assets of each Asset Allocation Fund are invested in Bond, Stock, and Money Market Funds approximately as follows:

	Long-Term Expected Average Allocations
	Bond	Stock	Money Market
	Funds	Funds	Fund
Short Horizon	88%	10%	2%
Short/Intermediate Horizon	68%	30%	2%
Intermediate Horizon	48%	50%	2%
Intermediate/Long Horizon	28%	70%	2%
Long Horizon	8%	90%	2%
TAM selects the underlying Funds and the relative amounts to be invested in them. The Bond Funds reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The Stock Funds reflect a mix of large, and mid, and small cap domestic stocks as well as international stocks.
Currently, TAM seeks to allocate an Asset Allocation Fund’s bond investments among sub-asset classes according to the following target percentages, under normal market conditions:

	Potential Asset	Underlying
Sub-Asset Class	Allocation Range	Funds Available
Core Bond Fund
Intermediate-term bonds	40-65%	Total Return Bond
High Quality Bond Fund
Short-term bonds	15-50%	Inflation-Protected Securities Fund
High-yield bonds	0-35%	High Yield Bond Fund
Currently, TAM seeks to allocate an Asset Allocation Fund’s stock investments among sub-asset classes according to the following target percentages, under normal market conditions:

	Potential Asset	Underlying
Sub-Asset Class	Allocation Range	Funds Available
Stock Index Fund
Large Core Fund
Large Growth Fund
Large Value Fund
Value Fund
Large cap stocks	35-70%	Growth Fund
Mid Growth Fund
Mid Value Fund
Small Value Fund
Small Core Fund
Small and mid cap stocks	10-40%	Small Growth Fund
International stocks	10-40%	International Equity Fund

In the short term, actual asset allocations may vary due to short term changes in cash flows caused by purchases and redemptions in the Funds. Under normal circumstances each Asset Allocation Fund invests in the Money Market Fund in minimal amounts for cash management and liquidity purposes. However, TAM may allocate the assets of each Asset Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market, political or other conditions or to process a large purchase or redemptions within an Asset Allocation Fund.
The Asset Allocation Funds are not required to invest in all of the underlying funds available, nor are they required to invest in any particular underlying fund. TAM may change the overall asset allocation between Bond and Stock Funds at any time to reflect its current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, TAM may select new or different underlying Funds than those listed on this Appendix A, without prior approval or notice to shareholders.
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Investors should retain this Supplement for future reference.